UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03591

CALVERT VARIABLE SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert

VP SRI Balanced Portfolio

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company or plan sponsor unless you specifically request paper copies. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website address to access the report. Instructions for requesting paper copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable. Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2019

Calvert

VP SRI Balanced Portfolio

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Management’s Discussion of Fund Performance 1

Economic and Market Conditions

With virtually every U.S. equity index posting strong double-digit returns for the 12-month period ended December 31, 2019 — and bond markets solidly in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on-again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks across multiple markets climbed from January through April 2019. Overseas, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. Even a global stock pullback in May proved to be temporary, and the U.S. and global stock rallies resumed in June and July. After a down August, U.S. equities rallied again during the final months of the period, spurred by optimism about a U.S.-China trade détente and better-than-expected U.S. employment reports.

After holding interest rates steady through the first half of the year, the Fed cut its benchmark interest rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By the end of the third quarter, 60 central banks around the world had lowered their interest rates as well.

During the 12-month period ended December 31, 2019, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, represented by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks outpaced value stocks in both large- and small-cap categories as measured by the Russell growth and value indexes.

Fueled by the Fed rate cuts amid continued economic growth with low inflation, bond markets delivered healthy returns during the period. Interest rates fell broadly across asset classes and maturities. The yield on the benchmark 10-year Treasury declined from 2.68% at the start of the year to 1.92% at year-end. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% for the period. As investors sought higher yields, both investment-grade corporate bonds and lower quality high yield securities outpaced U.S. Treasurys during the period.

Fund Performance

For the 12-month period ended December 31, 2019, Calvert VP SRI Balanced Portfolio (the Fund) returned 24.40% for Class I shares at net asset value (NAV), underperforming its primary benchmark, the Russell 1000® Index (the Index), which returned 31.43%. The Fund outperformed its blended benchmark, which returned 22.16%.

The Balanced Blended Benchmark is an internally constructed benchmark composed of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Stock selections in the communication services and consumer discretionary sectors in the equity portion of the Fund detracted from performance relative to the Index. Security selection and short duration5 positioning in the fixed-income portion of the Fund also detracted from relative performance during the period.

Gildan Activewear, Inc., an apparel manufacturer in the consumer discretionary sector, detracted from performance relative to the Index. The company’s shares fell following a slowdown in its apparel decoration business. By period-end, the stock was sold from the Fund.

Core Laboratories NV, which provides reservoir description and production enhancement services and products to the oil and gas industry, was also a detractor. Its stock price fell as a weakened energy market led to decreased spending for oil and gas exploration and production. By period-end, the stock was sold from the Fund.

The Fund’s fixed-income allocations were leading positive contributors to the Fund’s performance relative to the Index. Stock selection in health care, financials, and materials in the equity portion of the Fund further contributed to performance relative to the Index.

In the fixed-income portion of the Fund, security selections among investment-grade credits and government-related securities particularly weighed on performance relative to the Index during the period.

Ball Corp., one of the world’s leading suppliers of metal packaging to the beverage, personal care, and household products industries, was a top performer as demand for aluminum beverage cans grew globally. By period-end, the stock was sold from the Fund.

Gardner Denver Holdings, Inc., an industrial conglomerate, also was a positive contributor as the company successfully executed its strategy throughout the year, despite overall weakness in the energy sector, to which the company is tied. The company also remained strong despite general sentiment, especially in the third quarter, that industrials may be headed for a cyclical low.

In the fixed-income portion of the Fund, an underweight position in U.S. Treasurys and an overweight position in investment-grade credits enhanced performance relative to the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

2

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Performance

Portfolio Managers Vishal Khanduja, CFA, Brian S. Ellis, CFA and Charles B. Gaffney, each of Calvert Research and Management

% Average Annual Total Returns [2,3]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class I at NAV	09/02/1986	09/02/1986	24.40%	7.43%	9.15%
Class F at NAV	10/18/2013	09/02/1986	24.28	7.06	8.94

Russell 1000® Index	—	—	31.43%	11.48%	13.53%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	8.72	3.05	3.74
Balanced Blended Benchmark	—	—	22.16	8.25	9.76

% Total Annual Operating Expense Ratios [4]				Class I	Class F

Gross				0.72%	0.97%
Net				0.70	0.95

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment [3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class F	$10,000	12/31/2009	$23,561	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

3

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Fund Profile

Asset Allocation (% of total investments)

Equity	58.9%

Fixed Income	41.1

Total	100.0%

Equity Investments Sector Allocation (% of total investments)

Information Technology	14.1%

Health Care	8.9

Financials	8.2

Communication Services	6.3

Industrials	5.3

Consumer Discretionary	5.3

Consumer Staples	3.9

Real Estate	2.1

Utilities	2.0

Materials	1.8

Energy	1.0

Total	58.9%

Fixed Income Allocation (% of total investments)

Corporate Bonds	15.6%

Asset-Backed Securities	7.6

Collateralized Mortgage-Backed Obligations	5.3

U.S. Treasury Obligations	3.2

U.S. Government Agency Mortgage-Backed Securities	2.9

Commercial Mortgage-Backed Securities	1.9

Taxable Municipal Obligations	1.6

Short-Term Investments	1.0

Floating Rate Loans	0.9

Sovereign Government Bonds	0.7

U.S. Government Agencies and Instrumentalities	0.4

Convertible Bonds	0.0 *

Total	41.1%

*	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Balanced Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, rebalanced monthly. Prior to 11/1/15, the fixed income component was the Bloomberg Barclays U.S. Credit Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Fund Expenses

Example

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)	Annualized Expense Ratio

Actual
Class I	$1,000.00	$1,072.60	$2.98	0.57%
Class F	$1,000.00	$1,072.30	$4.28	0.82%

Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,022.33	$2.91	0.57%
Class F	$1,000.00	$1,021.07	$4.18	0.82%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019. Expenses shown do not include insurance-related charges.

6

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Schedule of Investments

Asset-Backed Securities — 7.7%
Security	Principal Amount (000’s omitted)	Value

Adams Outdoor Advertising, L.P., Series 2018-1, Class A, 4.81%, 11/15/48 (1)	$167	$173,668

American Homes 4 Rent Trust, Series 2014-SFR2, Class A, 3.786%, 10/17/36 (1)	639	667,494

Avant Loans Funding Trust:

Series 2018-A, Class B, 3.95%, 12/15/22 (1)	510	511,933

Series 2018-A, Class C, 4.79%, 5/15/24 (1)	150	151,470

Series 2019-A, Class A, 3.48%, 7/15/22 (1)	73	73,217

Series 2019-B, Class A, 2.72%, 10/15/26 (1)	507	507,910

Avis Budget Rental Car Funding AESOP, LLC:

Series 2014-2A, Class A, 2.50%, 2/20/21 (1)	664	664,059

Series 2015-1A, Class A, 2.50%, 7/20/21 (1)	304	304,379

Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47 (1)	366	375,293

Conn’s Receivables Funding, LLC:

Series 2018-A, Class A, 3.25%, 1/15/23 (1)	37	37,544

Series 2018-A, Class B, 4.65%, 1/15/23 (1)	33	33,255

Series 2019-A, Class A, 3.40%, 10/16/23 (1)	313	315,266

Series 2019-A, Class B, 4.36%, 10/16/23 (1)	260	262,645

Series 2019-B, Class A, 2.66%, 6/17/24 (1)	786	787,818

Series 2019-B, Class B, 3.62%, 6/17/24 (1)	135	135,182

Consumer Loan Underlying Bond Credit Trust:

Series 2017-P2, Class B, 3.56%, 1/15/24 (1)	260	260,537

Series 2019-P1, Class A, 2.94%, 7/15/26 (1)	100	100,166

Credit Acceptance Auto Loan Trust:

Series 2017-1A, Class B, 3.04%, 12/15/25 (1)	625	626,172

Series 2017-2A, Class A, 2.55%, 2/17/26 (1)	890	890,726

DB Master Finance, LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47 (1)	83	85,343

DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 6/25/40 (1)	108	108,103

Driven Brands Funding, LLC:

Series 2015-1A, Class A2, 5.216%, 7/20/45 (1)	446	456,814

Series 2016-1A, Class A2, 6.125%, 7/20/46 (1)	145	152,265

Series 2018-1A, Class A2, 4.739%, 4/20/48 (1)	29	29,676

Series 2019-2A, Class A2, 3.981%, 10/20/49 (1)	75	75,157

Element Rail Leasing I, LLC:

Series 2014-1A, Class A1, 2.299%, 4/19/44 (1)	32	31,843

Series 2014-1A, Class B1, 4.406%, 4/19/44 (1)	350	350,179

Enterprise Fleet Financing, LLC, Series 2017-3, Class A2, 2.13%, 5/22/23 (1)	731	730,554

ExteNet, LLC:

Series 2019-1A, Class A2, 3.204%, 7/26/49 (1)	345	346,905

Series 2019-1A, Class B, 4.14%, 7/26/49 (1)	30	30,178

FOCUS Brands Funding, LLC:

Series 2017-1A, Class A2I, 3.857%, 4/30/47 (1)	575	578,134

Series 2017-1A, Class A2II, 5.093%, 4/30/47 (1)	176	184,623

Security	Principal Amount (000’s omitted)	Value

Hardee’s Funding, LLC, Series 2018-1A, Class A2I, 4.25%, 6/20/48 (1)	$272	$273,477

InSite Issuer, LLC, Series 2016-1A, Class C, 6.414%, 11/15/46 (1)	25	25,987

Jack in the Box Funding, LLC, Series 2019-1A, Class A2I, 3.982%, 8/25/49 (1)	295	297,543

Marlette Funding Trust:

Series 2017-2A, Class B, 3.19%, 7/15/24 (1)	3	2,738

Series 2018-3A, Class C, 4.63%, 9/15/28 (1)	100	102,359

Mosaic Solar Loan Trust:

Series 2019-1A, Class A, 4.37%, 12/21/43 (1)	364	379,220

Series 2019-2A, Class B, 3.28%, 9/20/40 (1)	870	865,826

OneMain Financial Issuance Trust:

Series 2016-1A, Class B, 4.57%, 2/20/29 (1)	315	317,162

Series 2017-1A, Class A1, 2.37%, 9/14/32 (1)	467	467,373

Oportun Funding VI, LLC, Series 2017-A, Class A, 3.23%, 6/8/23 (1)	250	250,053

Oportun Funding VIII, LLC, Series 2018-A, Class A, 3.61%, 3/8/24 (1)	706	712,343

Oportun Funding IX, LLC, Series 2018-B, Class A, 3.91%, 7/8/24 (1)	1,154	1,169,671

Planet Fitness Master Issuer, LLC:

Series 2018-1A, Class A2I, 4.262%, 9/5/48 (1)	499	508,274

Series 2018-1A, Class A2II, 4.666%, 9/5/48 (1)	69	72,046

Series 2019-1A, Class A2, 3.858%, 12/5/49 (1)	280	276,361

Progress Residential Trust, Series 2015-SFR3, Class E, 5.66%, 11/12/32 (1)	100	99,973

Prosper Marketplace Issuance Trust:

Series 2017-1A, Class C, 5.80%, 6/15/23 (1)	94	93,835

Series 2018-2A, Class A, 3.35%, 10/15/24(1)	213	213,685

Series 2018-2A, Class B, 3.96%, 10/15/24 (1)	440	443,098

RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (1)	54	53,711

SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49 (1)	1,157	1,164,556

Small Business Lending Trust, Series 2019-A, Class A, 2.85%, 7/15/26 (1)	341	340,832

SolarCity LMC Series I, LLC, Series 2013-1, Class A, 4.80%, 11/20/38 (1)	356	369,338

SolarCity LMC Series II, LLC, Series 2014-1, Class A, 4.59%, 4/20/44 (1)	210	213,747

SolarCity LMC Series III, LLC:

Series 2014-2, Class A, 4.02%, 7/20/44 (1)	561	564,437

Series 2014-2, Class B, 5.44%, 7/20/44 (1)	861	861,029

SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.20%, 5/27/36 (1)	685	687,270

Springleaf Funding Trust:

Series 2016-AA, Class A, 2.90%, 11/15/29 (1)	135	134,765

Series 2016-AA, Class B, 3.80%, 11/15/29 (1)	400	400,572

Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28 (1)	59	60,511

7	See Notes to Financial Statements.

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Stack Infrastructure Issuer, LLC:

Series 2019-1A, Class A2, 4.54%, 2/25/44 (1)	$1,413	$1,480,222

Series 2019-2A, Class A2, 3.08%, 10/25/44 (1)	175	174,879

Sunrun Atlas Issuer, LLC, Series 2019-2, Class A, 3.61%, 2/1/55 (1)	220	219,039

Sunrun Callisto Issuer, LLC, Series 2015-1A, Class B, 5.38%, 7/20/45 (1)	334	340,163

TES, LLC, Series 2017-1A, Class A, 4.33%, 10/20/47 (1)	373	371,678

Tesla Auto Lease Trust:

Series 2018-B, Class A, 3.71%, 8/20/21 (1)	650	658,671

Series 2019-A, Class A1, 2.005%, 12/18/20 (1)	344	344,442

Series 2019-A, Class A3, 2.16%, 10/20/22 (1)	815	813,908

Series 2019-A, Class A4, 2.20%, 11/21/22 (1)	170	169,836

Series 2019-A, Class B, 2.41%, 12/20/22 (1)	75	74,780

Toyota Auto Receivables Owner Trust, Series 2016-B, Class A4, 1.52%, 8/16/21	334	333,440

United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	695	712,351

Vantage Data Centers Issuer, LLC:

Series 2018-1A, Class A2, 4.072%, 2/16/43 (1)	333	343,261

Series 2019-1A, Class A2, 3.188%, 7/15/44 (1)	523	526,844

VB-S1 Issuer, LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (1)	345	347,183

Total Asset-Backed Securities (identified cost $28,107,563)		$28,370,997

Collateralized Mortgage-Backed Obligations — 5.4%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:

Series KG02, Class A2, 2.412%, 8/25/29	$1,440	$1,435,147

Series KW06, Class A2, 3.80%, 6/25/28	530	576,338

Series W5FX, Class AFX, 3.214%, 4/25/28	192	201,143

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2015-HQ2, Class M3, 5.042%, (1 mo. USD LIBOR + 3.25%), 5/25/25 (2)	493	522,230

Series 2015-HQA2, Class M2, 4.592%, (1 mo. USD LIBOR + 2.80%), 5/25/28 (2)	63	63,559

Series 2017-DNA3, Class M2, 4.292%, (1 mo. USD LIBOR + 2.50%), 3/25/30 (2)	600	614,583

Series 2018-DNA1, Class M1, 2.242%, (1 mo. USD LIBOR + 0.45%), 7/25/30 (2)	151	150,624

Series 2018-DNA1, Class M2, 3.592%, (1 mo. USD LIBOR + 1.80%), 7/25/30 (2)	305	305,870

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes: (continued)

Series 2018-DNA1, Class M2AT, 2.842%, (1 mo. USD LIBOR + 1.05%), 7/25/30 (2)	$470	$469,504

Series 2018-HQA1, Class M2, 4.092%, (1 mo. USD LIBOR + 2.30%), 9/25/30 (2)	155	156,940

Series 2019-DNA2, Class M2, 4.242%, (1 mo. USD LIBOR + 2.45%), 3/25/49 (1)(2)	117	117,697

Series 2019-DNA3, Class M1, 2.522%, (1 mo. USD LIBOR + 0.73%), 7/25/49 (1)(2)	93	93,014

Series 2019-DNA3, Class M2, 3.842%, (1 mo. USD LIBOR + 2.05%), 7/25/49 (1)(2)	823	827,575

Series 2019-DNA4, Class M1, 2.492%, (1 mo. USD LIBOR + 0.70%), 10/25/49 (1)(2)	208	208,023

Series 2019-HQA2, Class M2, 3.842%, (1 mo. USD LIBOR + 2.05%), 4/25/49 (1)(2)	340	341,625

Series 2019-HQA3, Class M1, 2.542%, (1 mo. USD LIBOR + 0.75%), 9/25/49 (1)(2)	245	245,269

Series 2019-HQA3, Class M2, 3.642%, (1 mo. USD LIBOR + 1.85%), 9/25/49 (1)(2)	80	80,068

Federal National Mortgage Association:

Series 2017-M2, Class A1, 2.894%, 2/25/27 (3)	121	122,891

Series 2017-M13, Class A2, 3.037%, 9/25/27 (3)	675	701,564

Series 2018-M4, Class A2, 3.045%, 3/25/28 (3)	721	755,414

Series 2018-M8, Class A2, 3.325%, 6/25/28 (3)	459	489,161

Series 2018-M13, Class A2, 3.697%, 9/25/30 (3)	1,680	1,843,718

Series 2019-M1, Class A2, 3.555%, 9/25/28 (3)	785	850,242

Series 2019-M9, Class A2, 2.937%, 4/25/29 (3)	291	301,453

Series 2019-M22, Class A2, 2.522%, 8/25/29 (3)	3,100	3,112,592

Federal National Mortgage Association Connecticut Avenue Securities:

Series 2013-C01, Class M2, 7.042%, (1 mo. USD LIBOR + 5.25%), 10/25/23 (2)	447	492,891

Series 2014-C02, Class 1M2, 4.392%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (2)	598	625,775

Series 2014-C02, Class 2M2, 4.392%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (2)	177	184,189

Series 2014-C03, Class 1M2, 4.792%, (1 mo. USD LIBOR + 3.00%), 7/25/24 (2)	367	387,054

Series 2014-C03, Class 2M2, 4.692%, (1 mo. USD LIBOR + 2.90%), 7/25/24 (2)	302	315,330

Series 2014-C04, Class 1M2, 6.692%, (1 mo. USD LIBOR + 4.90%), 11/25/24 (2)	562	619,047

Series 2016-C06, Class 1M2, 6.042%, (1 mo. USD LIBOR + 4.25%), 4/25/29 (2)	200	214,687

Series 2017-C04, Class 2M1, 2.642%, (1 mo. USD LIBOR + 0.85%), 11/25/29 (2)	157	157,506

Series 2017-C05, Class 1M1, 2.342%, (1 mo. USD LIBOR + 0.55%), 1/25/30 (2)	2	2,136

8	See Notes to Financial Statements.

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association Connecticut Avenue Securities: (continued)

Series 2017-C05, Class 1M2, 3.992%, (1 mo. USD LIBOR + 2.20%), 1/25/30 (2)	$200	$203,680

Series 2017-C06, Class 1M2, 4.442%, (1 mo. USD LIBOR + 2.65%), 2/25/30 (2)	320	328,188

Series 2018-C03, Class 1M1, 2.472%, (1 mo. USD LIBOR + 0.68%), 10/25/30 (2)	49	49,522

Series 2018-R07, Class 1M2, 4.192%, (1 mo. USD LIBOR + 2.40%), 4/25/31 (1)(2)	170	171,225

Series 2019-R01, Class 2M2, 4.242%, (1 mo. USD LIBOR + 2.45%), 7/25/31 (1)(2)	165	166,975

Series 2019-R02, Class 1M2, 4.092%, (1 mo. USD LIBOR + 2.30%), 8/25/31 (1)(2)	130	131,052

Series 2019-R05, Class 1M1, 2.542%, (1 mo. USD LIBOR + 0.75%), 7/25/39 (1)(2)	123	123,547

Series 2019-R05, Class 1M2, 3.792%, (1 mo. USD LIBOR + 2.00%), 7/25/39 (1)(2)	252	253,072

Series 2019-R06, Class 2M1, 2.542%, (1 mo. USD LIBOR + 0.75%), 9/25/39 (1)(2)	440	440,197

Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	274	281,989

Toorak Mortgage Corp., Ltd., Series 2018-1, Class A1, 4.336% to 4/25/21, 8/25/21 (1)(4)	100	100,638

Total Collateralized Mortgage-Backed Obligations (identified cost $19,434,447)		$19,834,944

Commercial Mortgage-Backed Securities — 2.0%
Security	Principal Amount (000’s omitted)	Value

BAMLL Commercial Mortgage Securities Trust:

Series 2019-BPR, Class DNM, 3.843%, 11/5/32 (1)(3)	$695	$690,881

Series 2019-BPR, Class ENM, 3.843%, 11/5/32 (1)(3)	325	306,837

Series 2019-BPR, Class FNM, 3.843%, 11/5/32 (1)(3)	485	412,767

BX Commercial Mortgage Trust:

Series 2019-XL, Class A, 2.66%, (1 mo. USD LIBOR + 0.92%), 10/15/36 (1)(2)	695	696,402

Series 2019-XL, Class B, 2.82%, (1 mo. USD LIBOR + 1.08%), 10/15/36 (1)(2)	330	330,815

Citigroup Commercial Mortgage Trust, Series 2017-MDRC, Class D, 3.99%, (1 mo. USD LIBOR + 2.25%), 7/15/30 (1)(2)	235	234,760

Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 5.042%, (1 mo. USD LIBOR + 3.25%), 10/15/49 (1)(2)	10	10,449

Security	Principal Amount (000’s omitted)	Value

JPMorgan Chase Commercial Mortgage Securities Trust:

Series 2014-DSTY, Class A, 3.429%, 6/10/27 (1)	$100	$100,294

Series 2014-DSTY, Class B, 3.771%, 6/10/27 (1)	300	298,123

Series 2014-DSTY, Class C, 3.805%, 6/10/27 (1)	100	94,342

Morgan Stanley Capital I Trust:

Series 2017-CLS, Class A, 2.44%, (1 mo. USD LIBOR + 0.70%), 11/15/34 (1)(2)	500	499,211

Series 2019-BPR, Class A, 3.14%, (1 mo. USD LIBOR + 1.40%), 5/15/36 (1)(2)	560	559,585

Series 2019-BPR, Class B, 3.84%, (1 mo. USD LIBOR + 2.10%), 5/15/36 (1)(2)	230	229,931

Series 2019-BPR, Class C, 4.79%, (1 mo. USD LIBOR + 3.05%), 5/15/36 (1)(2)	100	100,145

Motel 6 Trust:

Series 2017-MTL6, Class B, 2.93%, (1 mo. USD LIBOR + 1.19%), 8/15/34 (1)(2)	48	48,195

Series 2017-MTL6, Class C, 3.14%, (1 mo. USD LIBOR + 1.40%), 8/15/34 (1)(2)	638	638,595

Series 2017-MTL6, Class D, 3.89%, (1 mo. USD LIBOR + 2.15%), 8/15/34 (1)(2)	189	189,126

Series 2017-MTL6, Class E, 4.99%, (1 mo. USD LIBOR + 3.25%), 8/15/34 (1)(2)	67	67,018

RETL Trust:

Series 2019-RVP, Class A, 2.89%, (1 mo. USD LIBOR + 1.15%), 3/15/36 (1)(2)	409	409,859

Series 2019-RVP, Class B, 3.29%, (1 mo. USD LIBOR + 1.55%), 3/15/36 (1)(2)	875	877,052

WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.755%, 8/10/31 (1)	450	456,399

Total Commercial Mortgage-Backed Securities (identified cost $7,254,425)		$7,250,786

Common Stocks — 60.0%
Security	Shares	Value

Aerospace & Defense — 0.7%

Hexcel Corp.	34,800	$2,551,188

Banks — 4.0%

Bank of America Corp.	151,300	$5,328,786

JPMorgan Chase & Co.	38,600	5,380,840

PNC Financial Services Group, Inc. (The)	23,900	3,815,157

		$14,524,783

Beverages — 1.6%

PepsiCo, Inc.	43,456	$5,939,132

9	See Notes to Financial Statements.

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Capital Markets — 0.6%

Tradeweb Markets, Inc., Class A	49,903	$2,313,004

Chemicals — 0.7%

Ecolab, Inc.	12,800	$2,470,272

Commercial Services & Supplies — 0.8%

Waste Management, Inc.	27,116	$3,090,139

Communications Equipment — 0.8%

Cisco Systems, Inc.	57,500	$2,757,700

Consumer Finance — 0.9%

American Express Co.	25,700	$3,199,393

Diversified Telecommunication Services — 1.2%

Verizon Communications, Inc.	73,934	$4,539,548

Electrical Equipment — 1.9%

AMETEK, Inc.	41,600	$4,149,184

Emerson Electric Co.	36,700	2,798,742

		$6,947,926

Electronic Equipment, Instruments & Components — 0.4%

Zebra Technologies Corp., Class A (5)	5,400	$1,379,376

Energy Equipment & Services — 1.0%

National Oilwell Varco, Inc.	71,371	$1,787,844

Oceaneering International, Inc. (5)	119,100	1,775,781

		$3,563,625

Entertainment — 1.1%

Walt Disney Co. (The)	28,955	$4,187,762

Equity Real Estate Investment Trusts (REITs) — 2.2%

American Tower Corp.	18,800	$4,320,616

AvalonBay Communities, Inc.	17,002	3,565,319

		$7,885,935

Food Products — 1.4%

Mondelez International, Inc., Class A	94,412	$5,200,213

Health Care Equipment & Supplies — 2.8%

Abbott Laboratories	27,200	$2,362,592

Security	Shares	Value

Health Care Equipment & Supplies (continued)

Boston Scientific Corp. (5)	64,100	$2,898,602

Danaher Corp.	31,900	4,896,012

		$10,157,206

Health Care Providers & Services — 1.5%

Anthem, Inc.	18,400	$5,557,352

Household Products — 0.9%

Kimberly-Clark Corp.	24,800	$3,411,240

Independent Power and Renewable Electricity Producers — 0.6%

NextEra Energy Partners, LP	43,756	$2,303,753

Insurance — 2.9%

American International Group, Inc.	65,500	$3,362,115

Assurant, Inc.	14,700	1,926,876

First American Financial Corp.	36,601	2,134,570

Progressive Corp. (The)	43,200	3,127,248

		$10,550,809

Interactive Media & Services — 4.1%

Alphabet, Inc., Class C (5)	7,590	$10,147,982

IAC/InterActiveCorp (5)	19,700	4,907,467

		$15,055,449

Internet & Direct Marketing Retail — 2.0%

Amazon.com, Inc. (5)	4,029	$7,444,947

IT Services — 4.6%

Cognizant Technology Solutions Corp., Class A	53,200	$3,299,464

Fidelity National Information Services, Inc.	34,000	4,729,060

PayPal Holdings, Inc. (5)	26,400	2,855,688

Visa, Inc., Class A	32,700	6,144,330

		$17,028,542

Life Sciences Tools & Services — 1.3%

Thermo Fisher Scientific, Inc.	14,318	$4,651,489

Machinery — 1.4%

Gardner Denver Holdings, Inc. (5)	77,900	$2,857,372

Stanley Black & Decker, Inc.	14,000	2,320,360

		$5,177,732

10	See Notes to Financial Statements.

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Metals & Mining — 1.2%

Steel Dynamics, Inc.	132,200	$4,500,088

Multi-Utilities — 1.4%

CMS Energy Corp.	38,385	$2,412,113

Sempra Energy	18,208	2,758,148

		$5,170,261

Pharmaceuticals — 3.4%

Bristol-Myers Squibb Co.	77,400	$4,968,306

Catalent, Inc. (5)	34,600	1,947,980

GlaxoSmithKline PLC ADR	26,400	1,240,536

Merck & Co., Inc.	48,500	4,411,075

		$12,567,897

Road & Rail — 0.6%

Kansas City Southern	13,800	$2,113,608

Semiconductors & Semiconductor Equipment — 2.1%

ASML Holding NV — NY Shares	4,300	$1,272,542

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	48,300	2,806,230

Texas Instruments, Inc.	27,651	3,547,347

		$7,626,119

Software — 4.2%

Adobe, Inc. (5)	7,763	$2,560,315

Intuit, Inc.	5,952	1,559,007

Microsoft Corp.	70,593	11,132,516

		$15,251,838

Specialty Retail — 3.3%

Home Depot, Inc. (The)	18,200	$3,974,516

Lowe’s Cos., Inc.	45,522	5,451,715

TJX Cos., Inc. (The)	46,500	2,839,290

		$12,265,521

Technology Hardware, Storage & Peripherals — 2.4%

Apple, Inc.	30,472	$8,948,103

Total Common Stocks (identified cost $168,089,186)		$220,331,950

Convertible Bonds — 0.0%(6)
Security	Principal Amount (000’s omitted)	Value

Technology — 0.0%(6)

Rovi Corp., 0.50%, 3/1/20	$125	$124,284

Total Convertible Bonds (identified cost $124,225)		$124,284

Corporate Bonds — 15.9%
Security	Principal Amount (000’s omitted)	Value

Basic Materials — 0.2%

LG Chem, Ltd.:

3.25%, 10/15/24 (1)	$550	$564,648

3.625%, 4/15/29 (1)	250	258,152

		$822,800

Communications — 1.1%

AT&T, Inc.:

4.30%, 2/15/30	$577	$641,577

4.50%, 3/9/48	325	359,155

4.90%, 6/15/42	300	342,843

Comcast Corp., 2.349%, (3 mo. USD LIBOR + 0.44%), 10/1/21 (2)	440	442,279

CommScope Technologies, LLC, 6.00%, 6/15/25 (1)	362	363,314

CommScope, Inc., 8.25%, 3/1/27 (1)(7)	45	47,446

Crown Castle Towers, LLC, 3.663%, 5/15/45 (1)	250	259,958

Discovery Communications, LLC, 5.20%, 9/20/47	618	719,474

NBCUniversal Media, LLC, 4.45%, 1/15/43	200	233,205

NortonLifeLock, Inc., 5.00%, 4/15/25 (1)	66	67,440

Twitter, Inc., 3.875%, 12/15/27 (1)	200	200,396

Verizon Communications, Inc., 3.875%, 2/8/29	340	375,245

		$4,052,332

Consumer, Cyclical — 1.4%

American Airlines Pass-Through Trust:

4.40%, 3/22/25	$391	$405,758

5.25%, 7/15/25	241	254,960

5.60%, 1/15/22 (1)	329	334,196

5.625%, 7/15/22 (1)	101	103,385

Best Buy Co., Inc., 4.45%, 10/1/28	275	301,683

11	See Notes to Financial Statements.

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Consumer, Cyclical (continued)

Ford Motor Credit Co., LLC:

2.677%, (3 mo. USD LIBOR + 0.79%), 6/12/20 (2)	$270	$270,178

2.853%, (3 mo. USD LIBOR + 0.81%), 4/5/21 (2)	200	199,116

2.881%, (3 mo. USD LIBOR + 0.88%), 10/12/21 (2)	313	310,400

2.979%, 8/3/22	1,070	1,071,480

4.14%, 2/15/23	200	205,775

Latam Airlines Pass-Through Trust, 4.20%, 8/15/29	195	201,534

Nordstrom, Inc.:

4.375%, 4/1/30	360	367,359

5.00%, 1/15/44	453	443,711

Tapestry, Inc., 4.125%, 7/15/27	670	684,680

WestJet Airlines, Ltd., 3.50%, 6/16/21 (1)	100	101,609

		$5,255,824

Consumer, Non-cyclical — 1.3%

Ashtead Capital, Inc., 4.25%, 11/1/29 (1)	$204	$208,845

Becton Dickinson and Co.:

2.404%, 6/5/20	231	231,263

2.836%, (3 mo. USD LIBOR + 0.875%), 12/29/20 (2)	843	843,429

2.894%, 6/6/22	231	234,811

Centene Corp.:

4.25%, 12/15/27 (1)	208	214,365

4.625%, 12/15/29 (1)	36	38,005

Conagra Brands, Inc.:

2.512%, (3 mo. USD LIBOR + 0.50%), 10/9/20 (2)	75	75,122

2.703%, (3 mo. USD LIBOR + 0.75%), 10/22/20 (2)	122	122,013

Conservation Fund (The), 3.474%, 12/15/29	285	284,078

CVS Health Corp.:

2.605%, (3 mo. USD LIBOR + 0.72%), 3/9/21 (2)	44	44,280

2.625%, 8/15/24	112	112,983

3.00%, 8/15/26	615	627,647

4.30%, 3/25/28	259	282,860

CVS Pass-Through Trust, 6.036%, 12/10/28	396	442,304

Grupo Bimbo SAB de CV, 4.00%, 9/6/49 (1)	300	280,795

Kaiser Foundation Hospitals, 3.15%, 5/1/27 (7)	322	336,269

Massachusetts Institute of Technology, 3.959%, 7/1/38	200	226,170

Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23 (1)	50	52,531

		$4,657,770

Energy — 0.5%

National Oilwell Varco, Inc., 3.60%, 12/1/29	$969	$972,245

Oceaneering International, Inc., 4.65%, 11/15/24	116	113,970

Security	Principal Amount (000’s omitted)	Value

Energy (continued)

TerraForm Power Operating, LLC:

4.75%, 1/15/30 (1)	$233	$237,509

5.00%, 1/31/28 (1)	580	614,313

		$1,938,037

Financial — 6.9%

Alliance Data Systems Corp., 4.75%, 12/15/24 (1)	$371	$371,000

Ally Financial, Inc., 4.125%, 3/30/20	543	545,682

Banco Santander S.A., 3.00%, (3 mo. USD LIBOR + 1.09%), 2/23/23 (2)	200	201,386

Bank Nederlandse Gemeenten NV, 2.125%, 12/14/20 (1)(7)	350	351,158

Bank of America Corp.:

2.456% to 10/22/24, 10/22/25 (8)	655	659,210

3.146%, (3 mo. USD LIBOR + 1.18%), 10/21/22 (2)	232	235,452

3.499% to 5/17/21, 5/17/22 (8)	704	718,122

3.55% to 3/5/23, 3/5/24 (8)	590	612,612

3.593% to 7/21/27, 7/21/28 (8)	690	731,180

3.824% to 1/20/27, 1/20/28 (8)	1,040	1,119,339

3.974% to 2/7/29, 2/7/30 (8)	184	202,287

Bank of America NA, 3.335% to 1/25/22, 1/25/23 (8)	944	970,483

Bank of Montreal, 2.05%, 11/1/22	822	825,251

Bank of Nova Scotia (The), 2.375%, 1/18/23	600	608,960

Capital One Financial Corp.:

2.386%, (3 mo. USD LIBOR + 0.45%), 10/30/20 (2)	110	110,235

2.656%, (3 mo. USD LIBOR + 0.72%), 1/30/23 (2)	300	300,481

3.30%, 10/30/24	209	217,612

4.20%, 10/29/25	300	323,762

Capital One NA, 2.65%, 8/8/22	295	299,394

Citigroup, Inc.:

2.75%, 4/25/22	370	375,763

2.886%, (3 mo. USD LIBOR + 0.95%), 7/24/23 (2)	150	151,355

2.955%, (3 mo. USD LIBOR + 1.07%), 12/8/21 (2)	150	152,040

2.976% to 11/5/29, 11/5/30 (8)	416	422,370

3.142% to 1/24/22, 1/24/23 (8)	388	396,058

3.887% to 1/10/27, 1/10/28 (8)	927	998,579

Citizens Bank NA:

2.25%, 3/2/20	250	250,025

2.55%, 5/13/21	200	201,543

Citizens Financial Group, Inc., 2.375%, 7/28/21	170	170,835

Commonwealth Bank of Australia:

2.50%, 9/18/22 (1)	270	273,546

3.61% to 9/12/29, 9/12/34 (1)(8)	206	207,177

12	See Notes to Financial Statements.

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Financial (continued)

Credit Acceptance Corp.:

5.125%, 12/31/24 (1)	$217	$225,888

7.375%, 3/15/23	390	401,374

DDR Corp., 3.625%, 2/1/25	259	267,094

Digital Realty Trust, L.P.:

3.95%, 7/1/22	360	374,801

4.75%, 10/1/25	260	288,873

Discover Bank, 4.682% to 8/9/23, 8/9/28 (8)	275	287,622

Discover Financial Services, 3.95%, 11/6/24	200	212,314

EPR Properties, 3.75%, 8/15/29	450	456,107

Goldman Sachs Group, Inc. (The):

2.876% to 10/31/21, 10/31/22 (8)	53	53,751

2.905% to 7/24/22, 7/24/23 (8)	368	374,674

2.908% to 6/5/22, 6/5/23 (8)	567	576,406

International Finance Corp., 1.75%, 3/30/20	820	820,045

Iron Mountain, Inc., 4.375%, 6/1/21 (1)	17	17,209

JPMorgan Chase & Co.:

2.739% to 10/15/29, 10/15/30 (8)	217	216,966

3.797% to 7/23/23, 7/23/24 (8)	530	558,608

KKR Group Finance Co., VI, LLC, 3.75%, 7/1/29 (1)(7)	344	366,602

Marsh & McLennan Cos., Inc., 3.161%, (3 mo. USD LIBOR + 1.20%), 12/29/21 (2)	168	168,159

Morgan Stanley:

3.336%, (3 mo. USD LIBOR + 1.40%), 10/24/23 (2)	260	265,737

4.00%, 7/23/25	210	227,237

4.875%, 11/1/22	105	112,524

National Australia Bank, Ltd., 3.625%, 6/20/23	275	289,001

Nationwide Building Society, 3.96% to 7/18/29, 7/18/30 (1)(8)	293	314,713

Newmark Group, Inc., 6.125%, 11/15/23	39	43,005

PNC Financial Services Group, Inc. (The), 2.20%, 11/1/24	2,475	2,483,497

Radian Group, Inc., 4.875%, 3/15/27	122	128,752

SBA Tower Trust:

2.836%, 1/15/25 (1)	915	925,101

2.877%, 7/15/46 (1)	300	301,315

3.722%, 4/9/48 (1)	660	674,704

Synchrony Financial, 3.132%, (3 mo. USD LIBOR + 1.23%), 2/3/20 (2)	90	90,072

Synovus Financial Corp.:

3.125%, 11/1/22	156	157,962

5.90% to 2/7/24, 2/7/29 (8)	35	37,188

Toronto-Dominion Bank (The), 1.85%, 9/11/20	500	499,994

		$25,220,192

Security	Principal Amount (000’s omitted)	Value

Government — 1.1%

Asian Development Bank, 3.125%, 9/26/28	$540	$589,286

Inter-American Development Bank, 3.00%, 9/26/22	540	558,700

International Bank for Reconstruction & Development, 3.125%, 11/20/25	1,200	1,287,094

International Finance Corp., 2.00%, 10/24/22	1,625	1,638,415

		$4,073,495

Industrial — 1.3%

FedEx Corp., 4.55%, 4/1/46	$240	$246,556

Jabil, Inc.:

3.95%, 1/12/28	565	580,346

4.70%, 9/15/22	569	603,093

5.625%, 12/15/20	70	72,281

nVent Finance S.a.r.l., 4.55%, 4/15/28	855	887,232

Owens Corning:

3.95%, 8/15/29	895	932,167

4.30%, 7/15/47	131	124,218

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.75%, 10/15/20	155	155,445

SMBC Aviation Capital Finance DAC:

2.65%, 7/15/21 (1)	260	261,830

3.55%, 4/15/24 (1)	300	311,579

Westinghouse Air Brake Technologies Corp.:

3.194%, (3 mo. USD LIBOR + 1.30%), 9/15/21 (2)	486	486,076

4.95%, 9/15/28	140	154,046

		$4,814,869

Technology — 1.1%

Apple, Inc., 3.00%, 6/20/27	$462	$484,157

Broadridge Financial Solutions, Inc., 3.95%, 9/1/20	205	207,608

Dell International, LLC/EMC Corp.:

4.42%, 6/15/21 (1)	605	622,622

5.875%, 6/15/21 (1)	36	36,608

DXC Technology Co.:

4.25%, 4/15/24 (7)	52	55,230

4.75%, 4/15/27	221	237,967

EMC Corp., 2.65%, 6/1/20	10	10,014

Hewlett Packard Enterprise Co.:

2.567%, (3 mo. USD LIBOR + 0.68%), 3/12/21 (2)	223	223,869

2.763%, (3 mo. USD LIBOR + 0.72%), 10/5/21 (2)	278	278,038

Microsoft Corp.:

2.40%, 8/8/26	285	288,689

4.45%, 11/3/45	190	237,517

13	See Notes to Financial Statements.

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Technology (continued)

NXP BV/NXP Funding, LLC:

4.625%, 6/15/22 (1)	$325	$342,597

4.625%, 6/1/23 (1)	400	427,690

Seagate HDD Cayman:

4.875%, 3/1/24	235	250,528

5.75%, 12/1/34	180	188,717

Western Digital Corp., 4.75%, 2/15/26 (7)	245	255,872

		$4,147,723

Utilities — 1.0%

American Water Capital Corp., 2.95%, 9/1/27	$370	$378,089

Avangrid, Inc.:

3.15%, 12/1/24	827	853,593

3.80%, 6/1/29	590	625,773

Enel Finance International NV, 2.65%, 9/10/24 (1)	530	531,886

MidAmerican Energy Co.:

3.15%, 4/15/50	215	212,223

4.25%, 7/15/49	250	299,556

NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24 (1)	375	390,782

Public Service Co. of Colorado, 3.70%, 6/15/28	258	281,078

		$3,572,980

Total Corporate Bonds (identified cost $56,636,908)		$58,556,022

Floating Rate Loans — 0.9%(9)
Security	Principal Amount (000’s omitted)	Value

Building and Development — 0.1%

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 5.049%, (1 mo. USD LIBOR + 3.25%), 8/21/25	$296	$297,777

Cable and Satellite Television — 0.1%

Ziggo Secured Finance Partnership, Term Loan, 4.24%, (1 mo. USD LIBOR + 2.50%), 4/15/25	$230	$230,527

Cosmetics/Toiletries — 0.0%(6)

Prestige Brands, Inc., Term Loan, 3.799%, (1 mo. USD LIBOR + 2.00%), 1/26/24	$46	$46,165

Security	Principal Amount (000’s omitted)	Value

Drugs — 0.1%

Jaguar Holding Company II, Term Loan, 4.299%, (1 mo. USD LIBOR + 2.50%), 8/18/22	$432	$434,903

Electronics/Electrical — 0.3%

Epicor Software Corporation, Term Loan, 5.05%, (1 mo. USD LIBOR + 3.25%), 6/1/22	$219	$221,208

Go Daddy Operating Company, LLC, Term Loan, 3.549%, (1 mo. USD LIBOR + 1.75%), 2/15/24	52	52,545

Hyland Software, Inc., Term Loan, 5.299%, (1 mo. USD LIBOR + 3.50%), 7/1/24	209	211,455

Infor (US), Inc., Term Loan, 4.695%, (3 mo. USD LIBOR + 2.75%), 2/1/22	442	444,001

MA FinanceCo., LLC, Term Loan, 4.299%, (1 mo. USD LIBOR + 2.50%), 6/21/24	19	18,617

Seattle Spinco, Inc., Term Loan, 4.299%, (1 mo. USD LIBOR + 2.50%), 6/21/24	125	125,724

SolarWinds Holdings, Inc., Term Loan, 4.549%, (1 mo. USD LIBOR + 2.75%), 2/5/24	79	79,901

		$1,153,451

Equipment Leasing — 0.1%

Avolon TLB Borrower 1 (US), LLC, Term Loan, 3.515%, (1 mo. USD LIBOR + 1.75%), 1/15/25	$266	$267,628

Financial — 0.0%(6)

Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 (10)(11)(12)	$385	$6,078

Health Care — 0.1%

Change Healthcare Holdings, LLC, Term Loan, 4.299%, (1 mo. USD LIBOR + 2.50%), 3/1/24	$198	$198,878

Industrial Equipment — 0.0%(6)

Rexnord, LLC, Term Loan, 3.535%, (1 mo. USD LIBOR + 1.75%), 8/21/24	$39	$39,307

Insurance — 0.1%

Asurion, LLC, Term Loan, 11/3/23 (13)	$180	$181,331

Leisure Goods/Activities/Movies — 0.0%(6)

Bombardier Recreational Products, Inc., Term Loan, 3.799%, (1 mo. USD LIBOR + 2.00%), 5/23/25	$69	$69,608

Lodging and Casinos — 0.0%(6)

ESH Hospitality, Inc., Term Loan, 3.799%, (1 mo. USD LIBOR + 2.00%), 9/18/26	$40	$40,606

14	See Notes to Financial Statements.

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Telecommunications — 0.0%(6)

CenturyLink, Inc., Term Loan, 1/31/25 (13)	$90	$90,475

Level 3 Financing, Inc., Term Loan, 3.549%, (1 mo. USD LIBOR + 1.75%), 3/1/27	74	74,661

		$165,136

Total Floating Rate Loans (identified cost $3,487,133)		$3,131,395

Preferred Stocks — 0.0%(6)
Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.0%(6)

NuStar Energy L.P., Series B, 7.625% to 6/15/22 (8)	1,848	$40,009

Total Preferred Stocks (identified cost $39,917)		$40,009

Rights — 0.1%
Security	Shares	Value

Pharmaceuticals — 0.1%

Bristol-Myers Squibb Co. CVR, Exp. 3/31/21 (5)	104,000	$313,040

Total Rights (identified cost $220,507)		$313,040

Sovereign Government Bonds — 0.7%
Security	Principal Amount (000’s omitted)	Value

Export Development Canada, 1.625%, 6/1/20	$555	$554,819

Kreditanstalt fuer Wiederaufbau, 2.00%, 11/30/21	1,840	1,852,120

Nacional Financiera SNC, 3.375%, 11/5/20 (1)	265	266,947

Total Sovereign Government Bonds (identified cost $2,670,009)		$2,673,886

Taxable Municipal Obligations — 1.7%
Security	Principal Amount (000’s omitted)	Value

General Obligations — 0.5%

Los Angeles Unified School District, CA, 5.75%, 7/1/34 (14)	$450	$576,832

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Massachusetts, Green Bonds, 3.277%, 6/1/46	$435	$441,477

New York City, NY, 5.206%, 10/1/31 (14)	470	557,176

San Francisco City and County, CA, (Social Bonds - Affordable Housing, 2016), 3.921%, 6/15/39	285	308,561

		$1,884,046

Special Tax Revenue — 0.7%

California Health Facilities Financing Authority, (No Place Like Home Program):

2.361%, 6/1/26	$405	$405,389

2.484%, 6/1/27	290	290,389

2.534%, 6/1/28	360	359,024

2.584%, 6/1/29	200	198,550

2.984%, 6/1/33	220	218,480

Connecticut, Special Tax Revenue, 5.459%, 11/1/30 (14)	300	356,478

New York City Transitional Finance Authority, NY, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36 (14)	600	746,010

		$2,574,320

Water and Sewer — 0.5%

District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$130	$171,245

San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds, 3.303%, 11/1/39 (15)	1,440	1,438,099

		$1,609,344

Total Taxable Municipal Obligations (identified cost $5,886,067)		$6,067,710

U.S. Government Agencies and Instrumentalities — 0.4%
Security	Principal Amount (000’s omitted)	Value

Overseas Private Investment Corp.:

3.22%, 9/15/29	$419	$438,783

3.52%, 9/20/32	402	430,803

U.S. Department of Housing and Urban Development:

2.547%, 8/1/22	137	139,979

2.618%, 8/1/23	69	71,071

2.668%, 8/1/24	240	248,803

2.738%, 8/1/25	240	251,228

Total U.S. Government Agencies and Instrumentalities (identified cost $1,506,680)		$1,580,667

15	See Notes to Financial Statements.

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Schedule of Investments — continued

U.S. Government Agency Mortgage-Backed Securities — 3.0%
Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association:

2.65%, 6/1/26	$329	$336,080

2.68%, 7/1/26	350	358,890

4.00%, 3/1/48	730	765,676

30-Year, 3.00%, TBA (16)	6,110	6,196,921

30-Year, 3.50%, TBA (16)	1,205	1,239,784

30-Year, 4.00%, TBA (16)	1,940	2,019,251

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $10,900,548)		$10,916,602

U.S. Treasury Obligations — 3.2%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bond, 3.00%, 2/15/49	$1,595	$1,797,834

U.S. Treasury Inflation-Protected Notes:

0.125%, 4/15/20 (17)	82	82,314

0.625%, 4/15/23 (17)	865	878,526

0.75%, 7/15/28 (17)	4,725	4,972,211

U.S. Treasury Notes:

1.375%, 1/15/20	637	636,938

1.50%, 10/31/24	1,228	1,216,785

1.75%, 7/31/21	1,690	1,694,014

1.75%, 11/15/29	447	439,963

2.625%, 12/31/25	28	29,341

2.625%, 2/15/29	31	32,837

Total U.S. Treasury Obligations (identified cost $11,413,200)		$11,780,763

Short-Term Investments — 1.0%

Commercial Paper — 0.7%
Security	Principal Amount (000’s omitted)	Value

DXC Capital Funding, Ltd., 2.292%, 2/27/20 (1)(18)	$250	$249,146

Enel Finance America, LLC, 2.131%, 1/3/20 (1)(18)	250	249,963

Jabil, Inc.:

2.255%, 1/6/20 (1)(18)	175	174,923

2.27%, 2/6/20 (1)(18)	1,525	1,520,991

Sherwin-Williams Co. (The), 2.132%, 1/6/20 (1)(18)	245	244,936

Smithfield Foods, Inc., 2.337%, 1/21/20 (1)(18)	240	239,674

Total Commercial Paper (identified cost $2,680,247)		$2,679,633

Securities Lending Collateral — 0.3%
Security	Shares	Value

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (19)	932,685	$932,685

Total Securities Lending Collateral (identified cost $932,685)		$932,685

Total Short-Term Investments (identified cost $3,612,932)		$3,612,318

Total Investments (identified cost $319,383,747) — 102.0%		$374,585,373

Other Assets, Less Liabilities — (2.0%)		$(7,170,479)

Net Assets — 100.0%		$367,414,894

The percentage shown for each investment category in the Schedule of Investments is based on net assets.

Notes to Schedule of Investments

(1)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $51,723,463, which represents 14.1% of the net assets of the Fund as of December 31, 2019.

(2)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2019.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at December 31, 2019.

(4)	Step coupon security. The interest rate disclosed is that which is in effect on December 31, 2019.

(5)	Non-income producing security.

(6)	Amount is less than 0.05%.

(7)	All or a portion of this security was on loan at December 31, 2019. The aggregate market value of securities on loan at December 31, 2019 was $990,229.

(8)	Security converts to variable rate after the indicated fixed-rate coupon period.

(9)

Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a spread above the London Interbank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at December 31, 2019. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a floating rate loan.

(10)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).

(11)	Restricted security. Total market value of restricted securities amounts to $6,078, which represents less than 0.05% of the net assets of the Fund as of December 31, 2019.

16	See Notes to Financial Statements.

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Schedule of Investments — continued

(12)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(13)	This Senior Loan will settle after December 31, 2019, at which time the interest rate will be determined.

(14)

Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

(15)	When-issued security.

(16)

TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned.

(17)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(18)

Security is exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At December 31, 2019 the aggregate value of these securities is $2,679,633, representing 0.7% of the Fund’s net assets.

(19)	Represents investment of cash collateral received in connection with securities lending.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Futures

U.S. 2-Year Treasury Note	57	Long	3/31/20	$12,283,500	$(2,142)

U.S. 5-Year Treasury Note	3	Long	3/31/20	355,828	(700)

U.S. Ultra-Long Treasury Bond	46	Long	3/20/20	8,356,188	(276,284)

U.S. 2-Year Treasury Note	(3)	Short	3/31/20	(646,500)	370

U.S. 5-Year Treasury Note	(42)	Short	3/31/20	(4,981,594)	18,303

U.S. Long Treasury Bond	(11)	Short	3/20/20	(1,714,969)	9,433

U.S. Ultra 10-Year Treasury Note	(73)	Short	3/20/20	(10,271,328)	116,641

U.S. Ultra-Long Treasury Bond	(2)	Short	3/20/20	(363,313)	11,332

					$(123,047)

Restricted Securities

Description	Acquisition Dates	Cost

Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	$385,345

Abbreviations:

ADR	–	American Depositary Receipt

CVR	–	Contingent Value Rights

LIBOR	–	London Interbank Offered Rate

TBA	–	To Be Announced

Currency Abbreviations:

USD	–	United States Dollar

17	See Notes to Financial Statements.

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Investments in securities of unaffiliated issuers, at value (identified cost $319,383,747) - including $990,229 of securities on loan	$374,585,373

Cash	4,028,024

Cash denominated in foreign currency, at value (cost $5,933)	5,967

Receivable for investments sold	23,424

Receivable for capital shares sold	159,667

Dividends and interest receivable	1,060,005

Securities lending income receivable	849

Tax reclaims receivable	25,163

Deposits at broker for futures contracts	126,366

Directors’ deferred compensation plan	60,495

Other assets	17,504

Total assets	$380,092,837

Liabilities

Payable for variation margin on open futures contracts	$29,227

Payable for investments purchased	269,663

Payable for when-issued securities/delayed delivery/forward commitment securities	10,883,997

Payable for capital shares redeemed	76,951

Deposits for securities loaned	932,685

Payable to affiliates:

Investment advisory fee	126,330

Administrative fee	36,975

Distribution and service fees	1,061

Sub-transfer agency fee	191

Directors’ deferred compensation plan	60,495

Accrued expenses	260,368

Total liabilities	$12,677,943

Net Assets	$367,414,894

Sources of Net Assets

Paid-in capital	$295,165,923

Distributable earnings	72,248,971

Total	$367,414,894

Class I

Net Assets	$362,391,688

Shares Outstanding	158,176,420

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$2.29

Class F

Net Assets	$5,023,206

Shares Outstanding	2,187,058

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$2.30

18	See Notes to Financial Statements.

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividend income (net of foreign taxes withheld of $39,409)	$3,096,530

Interest income	4,635,031

Securities lending income, net	10,725

Total investment income	$7,742,286

Expenses

Investment advisory fee	$1,378,386

Administrative fee	403,430

Distribution and service fees:

Class F	8,439

Directors’ fees and expenses	19,975

Custodian fees	61,565

Transfer agency fees and expenses	28,943

Accounting fees	75,089

Professional fees	53,430

Reports to shareholders	44,462

Miscellaneous	29,626

Total expenses	$2,103,345

Reimbursement of expenses - other	(7,667)

Net expenses	$2,095,678

Net investment income	$5,646,608

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment securities	$10,893,953

Futures contracts	1,655,908

Foreign currency transactions	199

Net realized gain	$12,550,060

Change in unrealized appreciation (depreciation):

Investment securities	$54,220,942

Futures contracts	(702,903)

Foreign currency	31

Net change in unrealized appreciation (depreciation)	$53,518,070

Net realized and unrealized gain	$66,068,130

Net increase in net assets resulting from operations	$71,714,738

19	See Notes to Financial Statements.

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations:

Net investment income	$5,646,608	$5,322,733

Net realized gain	12,550,060	11,450,521

Net change in unrealized appreciation (depreciation)	53,518,070	(24,162,286)

Net increase (decrease) in net assets from operations	$71,714,738	$(7,389,032)

Distributions to shareholders:

Class I	$(17,324,508)	$(34,758,500)

Class F	(195,158)	(223,448)

Total distributions to shareholders	$(17,519,666)	$(34,981,948)

Capital share transactions:

Class I	$12,319,228	$9,350,010

Class F	2,635,364	686,027

Net increase in net assets from capital share transactions	$14,954,592	$10,036,037

Net increase (decrease) in net assets	$69,149,664	$(32,334,943)

Net Assets

At beginning of year	$298,265,230	$330,600,173

At end of year	$367,414,894	$298,265,230

20	See Notes to Financial Statements.

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Financial Highlights

	Class I

	Year Ended December 31,
	2019		2018	2017	2016	2015

Net asset value — Beginning of year	$1.94		$2.23	$2.05	$2.00	$2.05

Income (Loss) From Operations

Net investment income (1)	$0.04		$0.04	$0.04	$0.04	$0.04

Net realized and unrealized gain (loss)	0.43		(0.08)	0.20	0.11	(0.08)

Total income (loss) from operations	$0.47		$(0.04)	$0.24	$0.15	$(0.04)

Less Distributions

From net investment income	$(0.04)		$(0.04)	$(0.04)	$(0.04)	$— (2)

From net realized gain	(0.08)		(0.21)	(0.02)	(0.06)	(0.01)

Total distributions	$(0.12)		$(0.25)	$(0.06)	$(0.10)	$(0.01)

Net asset value — End of year	$2.29		$1.94	$2.23	$2.05	$2.00

Total Return (3)	24.40%		(2.67)%	12.16%	7.58%	(1.90)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$362,392		$296,345	$329,060	$325,638	$323,676

Ratios (as a percentage of average daily net assets): (4)

Total expenses	0.62%		0.72%	0.69%	0.75%	0.85%

Net expenses	0.62%		0.70%	0.68%	0.70%	0.84%

Net investment income	1.68%		1.66%	1.73%	2.06%	1.73%

Portfolio Turnover	70	%(5)	77%	132%	129%	90%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.005).

(3)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(4)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(5)	Includes the effect of To-Be-Announced (TBA) transactions.

21	See Notes to Financial Statements.

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Financial Highlights — continued

	Class F

	Year Ended December 31,
	2019		2018	2017	2016	2015

Net asset value — Beginning of year	$1.95		$2.24	$2.08	$2.03	$2.09

Income (Loss) From Operations

Net investment income (1)	$0.03		$0.03	$0.03	$0.03	$0.03

Net realized and unrealized gain (loss)	0.44		(0.07)	0.19	0.12	(0.08)

Total income (loss) from operations	$0.47		$(0.04)	$0.22	$0.15	$(0.05)

Less Distributions

From net investment income	$(0.04)		$(0.04)	$(0.04)	$(0.04)	$—

From net realized gain	(0.08)		(0.21)	(0.02)	(0.06)	(0.01)

Total distributions	$(0.12)		$(0.25)	$(0.06)	$(0.10)	$(0.01)

Net asset value — End of year	$2.30		$1.95	$2.24	$2.08	$2.03

Total Return (2)	24.28%		(2.65)%	11.01%	7.14%	(2.46)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,023		$1,920	$1,540	$588	$324

Ratios (as a percentage of average daily net assets): (3)

Total expenses	0.86%		0.96%	1.40%	1.40%	1.74%

Net expenses	0.86%		0.96%	1.08%	1.10%	1.15%

Net investment income	1.44%		1.40%	1.30%	1.65%	1.49%

Portfolio Turnover	70	%(4)	77%	132%	129%	90%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(3)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4)	Includes the effect of To-Be-Announced (TBA) transactions.

22	See Notes to Financial Statements.

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Calvert VP SRI Balanced Portfolio (the Fund) is a diversified series of Calvert Variable Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.

Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.

The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A  Investment Valuation — Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.

Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued on the basis of valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.

Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

23

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.

The following table summarizes the market value of the Fund’s holdings as of December 31, 2019, based on the inputs used to value them:

Asset Description	Level 1	Level 2	Level 3(1)	Total

Asset-Backed Securities	$—	$28,370,997	$—	$28,370,997

Collateralized Mortgage-Backed Obligations	—	19,834,944	—	19,834,944

Commercial Mortgage-Backed Securities	—	7,250,786	—	7,250,786

Common Stocks	220,331,950 (2)	—	—	220,331,950

Convertible Bonds	—	124,284	—	124,284

Corporate Bonds	—	58,556,022	—	58,556,022

Floating Rate Loans	—	3,125,317	6,078	3,131,395

Preferred Stocks	40,009	—	—	40,009

Rights	313,040	—	—	313,040

Sovereign Government Bonds	—	2,673,886	—	2,673,886

Taxable Municipal Obligations	—	6,067,710	—	6,067,710

U.S. Government Agencies and Instrumentalities	—	1,580,667	—	1,580,667

U.S. Government Agency Mortgage-Backed Securities	—	10,916,602	—	10,916,602

U.S. Treasury Obligations	—	11,780,763	—	11,780,763

Short-Term Investments —

Commercial Paper	—	2,679,633	—	2,679,633

Securities Lending Collateral	932,685	—	—	932,685

Total Investments	$221,617,684	$152,961,611	$6,078	$374,585,373

Futures Contracts	$156,079	$—	$—	$156,079

Total	$221,773,763	$152,961,611	$6,078	$374,741,452

Liability Description

Futures Contracts	$(279,126)	$—	$—	$(279,126)

Total	$(279,126)	$—	$—	$(279,126)

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

B  Investment Transactions and Income — Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.

C  Share Class Accounting — Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.

D  Foreign Currency Transactions — The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and

24

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Notes to Financial Statements — continued

expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Floating Rate Loans — The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Schedule of Investments.

G  Futures Contracts — The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

H  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.

I  Distributions to Shareholders — Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

J  Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K  Indemnifications — The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

L  Federal Income Taxes — No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

M  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A forward purchase or sale commitment may be closed by entering into an offsetting commitment or delivery of securities. The Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.

25

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Notes to Financial Statements — continued

2  Related Party Transactions

The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the following annual rates of the Fund’s average daily net assets: 0.41% on the first $500 million, 0.36% on the next $500 million, and 0.325% on the excess of $1 billion. For the year ended December 31, 2019, the investment advisory fee amounted to $1,378,386 or 0.41% of the Fund’s average daily net assets.

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.70% and 0.95% (0.70% and 1.07% prior to May 1, 2019) for Class I and Class F, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2020. Pursuant to this agreement, no operating expenses were waved or reimbursed for the year ended December 31, 2019.

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2019, CRM was paid administrative fees of $403,430.

The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2019 amounted to $8,439 for Class F shares.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $723 and are included in transfer agency fees and expenses on the Statement of Operations.

Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $142,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $20,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended December 31, 2019, the Fund’s allocated portion of such expense and reimbursement was $7,667, which are included in miscellaneous expense and reimbursement of expenses - other, respectively, on the Statement of Operations.

3  Shareholder Servicing Plan

The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2019, expenses incurred under the Servicing Plan amounted to $24,682 and are included in transfer agency fees and expenses on the Statement of Operations.

4  Investment Activity

During the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities, and including maturities, paydowns and principal repayments on floating rate loans, were $160,842,360 and $171,143,966, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $81,204,458 and $59,909,530, respectively.

26

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$6,318,568	$15,628,154

Long-term capital gains	$11,201,098	$19,353,794

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$10,108,388

Undistributed long-term capital gains	$7,278,575

Net unrealized appreciation	$54,862,008

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$319,723,387

Gross unrealized appreciation	$56,356,928

Gross unrealized depreciation	(1,494,942)

Net unrealized appreciation	$54,861,986

6  Financial Instruments

A summary of futures contracts outstanding at December 31, 2019 is included in the Schedule of Investments. During the year ended December 31, 2019, the Fund used futures contracts to hedge interest rate risk and to manage duration.

At December 31, 2019, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities

Futures contracts	Distributable earnings	$156,079	(1)	$(279,126	)(1)

(1)	Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended December 31, 2019 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Change in unrealized appreciation (depreciation) on futures contracts

Futures contracts	$1,655,908	$(702,903)

The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2019 was approximately $17,828,000 and $8,814,000 respectively.

27

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Notes to Financial Statements — continued

7  Securities Lending

To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.

At December 31, 2019, the total value of securities on loan, including accrued interest, was $1,001,415 and the total value of collateral received was $1,022,630, comprised of cash of $932,685 and U.S. government and/or agencies securities of $89,945.

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Securities Lending Transactions

Corporate Bonds	$1,022,630	$—	$—	$—	$1,022,630

The carrying amount of the liability for deposits for securities loaned at December 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2019.

8  Line of Credit

Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.

The Fund had no borrowings outstanding pursuant to its lines of credit at December 31, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2019.

9  Capital Shares

The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 500,000,000 common shares, $0.01 par value, for each Class.

28

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Notes to Financial Statements — continued

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Class I

Shares sold	12,781,947	$28,405,842	6,969,839	$15,217,053

Reinvestment of distributions	8,057,911	17,324,508	16,473,223	34,758,500

Shares redeemed	(15,289,150)	(33,411,122)	(18,490,423)	(40,625,543)

Net increase	5,550,708	$12,319,228	4,952,639	$9,350,010

Class F

Shares sold	1,299,569	$2,854,861	430,811	$982,569

Reinvestment of distributions	90,351	195,158	105,400	223,448

Shares redeemed	(186,707)	(414,655)	(238,454)	(519,990)

Net increase	1,203,213	$2,635,364	297,757	$686,027

At December 31, 2019, separate accounts of three insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 75.6%.

29

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Calvert Variable Series, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Calvert VP SRI Balanced Portfolio (the Fund), a series of Calvert Variable Series Inc., including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers, and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Calvert Funds since 2002.

Philadelphia, Pennsylvania

February 19, 2020

30

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 42.35% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $7,288,473 or, if subsequently determined to be different, the net capital gain of such year.

31

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Management and Organization

Fund Management. The Directors of Calvert Variable Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director

John H. Streur(1) 1960	Director and President	2015

President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015-December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015-April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors

Richard L. Baird, Jr. 1948	Director	2016

Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.

Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 1999 (Director)

Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).

Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016

Former Chair of the U.S. Equal Employment Opportunity Commission.

Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016

President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).

Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2016

Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999-September 2014).

Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

32

Calvert

VP SRI Balanced Portfolio

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)

Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

Anthony A. Williams 1951	Director	2016

CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for King and Spalding LLP (September 2015 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).

Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Principal Officers who are not Directors

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

33

Calvert Funds

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Calvert Research and Management

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Offices

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.

24217    12.31.19

Calvert

VP SRI Mid Cap Portfolio

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company or plan sponsor unless you specifically request paper copies. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website address to access the report. Instructions for requesting paper copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable. Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2019

Calvert

VP SRI Mid Cap Portfolio

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Management’s Discussion of Fund Performance 1

Economic and Market Conditions

With virtually every U.S. equity index posting strong double-digit returns for the 12-month period ended December 31, 2019 — and bond markets solidly in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on-again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. After four federal funds rate hikes the previous year, markets began to project the Fed might actually lower rates in 2019 to stimulate the economy. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks across multiple markets climbed from January through April 2019. Overseas, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. Even a global stock pullback in May — sparked by heightened concerns about the U.S.-China trade spat — proved to be temporary, and the U.S. and global stock rallies resumed in June and July.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well.

After falling in August, U.S. equities rallied again during the final months of the period, spurred by optimism about a U.S.-China trade détente and better-than-expected U.S. employment reports. The year ended with two events in December that did much to allay investor concerns about international trade and tariffs: passage of the United States-Mexico-Canada Agreement by the U.S. House of Representatives and the Trump administration’s agreement to a so-called “phase–one” trade deal with China.

During the 12-month period ended December 31, 2019, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks outpaced value stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2019, Calvert VP SRI Mid Cap Portfolio (the Fund) returned 31.36% at net asset value (NAV), outperforming its benchmark, the Russell Midcap® Index (the Index), which returned 30.54%.

Stock selections contributed to outperformance relative to the Index and were particularly strong in the materials, utilities, and financials sectors. Stock selections in the health care, communication services, and consumer staples sectors detracted from returns relative to the Index.

Ball Corp., one of the world’s leading suppliers of metal packaging to the beverage, personal care, and household products industries, was a strong contributor as demand for aluminum beverage cans grew globally.

Skyworks Solutions, Inc., a semiconductor manufacturer with a strong position in the smartphone market, was also a top performer during the period. The company proficiently executed its strategy and demand for 5G technology was robust throughout the year.

Ulta Beauty, Inc., a leader in the beauty products industry, made a positive contribution as consumer spending led to strong earnings growth in the fourth quarter of 2018 and investors rewarded the company’s ability to expand gross margins. The Fund sold the stock before the company reported lower-than-expected, second-quarter earnings and lowered guidance in August, reversing the strong start to the year.

Eventbrite, Inc., a provider of online ticketing, event hosting, organization, promotion, and advertising, detracted from returns relative to the Index. The company’s stock price was weakened by mixed earnings reports and continuing problems with the integration of Ticketfly, which Eventbrite acquired in 2017. By period-end, the stock was sold from the Fund.

ICU Medical, Inc., a medical device company specializing in vascular therapy and critical care applications, also detracted. Management significantly reduced margin guidance, largely as a result of setbacks in the company’s IV solutions business. By period-end, the stock was sold from the Fund.

Central Garden & Pet Co., a provider of branded private label products for lawns, gardens, and pets, further weighed on returns. Its stock price fell after softness in its pet business led the company to reduce its earnings guidance for fiscal year 2019. By period-end, the stock was sold from the Fund.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

2

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Performance

Portfolio Manager Charles B. Gaffney of Calvert Research and Management

% Average Annual Total Returns [2,3]	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Fund at NAV	07/16/1991	07/16/1991	31.36%	7.77%	12.35%

Russell Midcap® Index	—	—	30.54%	9.33%	13.19%

% Total Annual Operating Expense Ratios [4]

Gross					1.01%
Net					0.99

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

3

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Fund Profile

Sector Allocation (% of net assets) [5]

Information Technology	19.3%

Financials	15.0

Industrials	13.6

Health Care	12.4

Consumer Discretionary	10.6

Real Estate	9.7

Utilities	7.9

Materials	4.7

Consumer Staples	4.2

Communication Services	1.4

Energy	0.9

Total	99.7%

Top 10 Holdings (% of net assets) [5]

Sempra Energy	2.4%

Xcel Energy, Inc.	2.2

Agilent Technologies, Inc.	2.1

Black Knight, Inc.	2.1

CMS Energy Corp.	2.1

Centene Corp.	2.1

Steel Dynamics, Inc.	2.0

AvalonBay Communities, Inc.	2.0

Best Buy Co., Inc.	1.9

Extra Space Storage, Inc.	1.9

Total	20.8%

See Endnotes and Additional Disclosures in this report.

4

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell Midcap® Index is an unmanaged index of U.S. mid-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Fund Expenses

Example

As a Fund shareholder, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
	$1,000.00	$1,083.40	$5.20	**	0.99%

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,020.22	$5.04	**	0.99%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019. Expenses shown do not include insurance-related charges.

**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Schedule of Investments

Common Stocks — 99.7%
Security	Shares	Value

Aerospace & Defense — 2.3%

CAE, Inc.	14,100	$373,307

Hexcel Corp.	6,006	440,300

		$813,607

Auto Components — 1.8%

Aptiv PLC	6,854	$650,924

Banks — 0.8%

First Republic Bank	2,385	$280,118

Biotechnology — 1.2%

Emergent BioSolutions, Inc. (1)	7,798	$420,702

Building Products — 2.2%

Fortune Brands Home & Security, Inc.	7,871	$514,291

Trex Co., Inc. (1)(2)	3,174	285,279

		$799,570

Capital Markets — 5.4%

Cboe Global Markets, Inc.	4,542	$545,040

Northern Trust Corp.	5,893	626,073

SEI Investments Co.	5,609	367,277

Tradeweb Markets, Inc., Class A	9,112	422,341

		$1,960,731

Chemicals — 1.7%

Sherwin-Williams Co. (The)	1,081	$630,807

Commercial Services & Supplies — 2.1%

Republic Services, Inc.	5,150	$461,595

Tetra Tech, Inc.	3,500	301,560

		$763,155

Communications Equipment — 1.0%

Motorola Solutions, Inc.	2,215	$356,925

Consumer Finance — 1.4%

Discover Financial Services	5,900	$500,438

Containers & Packaging — 0.9%

Ball Corp.	5,202	$336,413

Security	Shares	Value

Diversified Consumer Services — 2.1%

Bright Horizons Family Solutions, Inc. (1)	2,587	$388,800

ServiceMaster Global Holdings, Inc. (1)	10,009	386,948

		$775,748

Electric Utilities — 2.2%

Xcel Energy, Inc.	12,593	$799,530

Electrical Equipment — 1.5%

AMETEK, Inc.	5,430	$541,588

Electronic Equipment, Instruments & Components — 2.2%

CDW Corp.	3,784	$540,507

Zebra Technologies Corp., Class A (1)	1,050	268,212

		$808,719

Energy Equipment & Services — 0.9%

Oceaneering International, Inc. (1)	20,829	$310,560

Entertainment — 0.7%

Electronic Arts, Inc. (1)	2,506	$269,420

Equity Real Estate Investment Trusts (REITs) — 9.7%

AvalonBay Communities, Inc.	3,454	$724,304

Extra Space Storage, Inc.	6,594	696,458

Lamar Advertising Co., Class A	7,676	685,160

Mid-America Apartment Communities, Inc.	5,248	692,001

National Retail Properties, Inc.	12,876	690,411

		$3,488,334

Food & Staples Retailing — 0.8%

BJ’s Wholesale Club Holdings, Inc. (1)(2)	13,092	$297,712

Food Products — 3.4%

Conagra Brands, Inc.	9,869	$337,915

Lamb Weston Holdings, Inc.	5,548	477,294

Nomad Foods, Ltd. (1)	18,351	410,512

		$1,225,721

Health Care Equipment & Supplies — 3.3%

Cooper Cos., Inc. (The)	1,339	$430,207

Haemonetics Corp. (1)	1,850	212,565

Teleflex, Inc.	1,481	557,508

		$1,200,280

7	See Notes to Financial Statements.

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Health Care Providers & Services — 4.3%

Amedisys, Inc. (1)	2,429	$405,449

Centene Corp. (1)	11,821	743,186

Chemed Corp.	900	395,334

		$1,543,969

Independent Power and Renewable Electricity Producers — 1.2%

NextEra Energy Partners LP	8,174	$430,361

Insurance — 7.4%

Alleghany Corp. (1)	511	$408,580

Allstate Corp. (The)	3,800	427,310

American Financial Group, Inc.	4,281	469,412

Assurant, Inc.	4,800	629,184

First American Financial Corp.	6,244	364,150

RLI Corp.	3,922	353,059

		$2,651,695

Interactive Media & Services — 0.8%

IAC/InterActiveCorp. (1)	1,129	$281,245

IT Services — 6.5%

Amdocs, Ltd.	6,194	$447,145

Black Knight, Inc. (1)	11,729	756,286

Cognizant Technology Solutions Corp., Class A	11,166	692,515

CSG Systems International, Inc.	8,900	460,842

		$2,356,788

Life Sciences Tools & Services — 2.1%

Agilent Technologies, Inc.	8,898	$759,088

Machinery — 2.6%

Fortive Corp.	6,496	$496,229

Xylem, Inc.	5,416	426,727

		$922,956

Metals & Mining — 2.0%

Steel Dynamics, Inc.	21,359	$727,060

Multi-Utilities — 4.4%

CMS Energy Corp.	12,022	$755,463

Sempra Energy	5,605	849,045

		$1,604,508

Security	Shares	Value

Pharmaceuticals — 1.6%

Jazz Pharmaceuticals PLC (1)	3,833	$572,190

Professional Services — 3.0%

IHS Markit, Ltd. (1)	7,690	$579,441

Verisk Analytics, Inc.	3,270	488,342

		$1,067,783

Semiconductors & Semiconductor Equipment — 4.4%

Analog Devices, Inc.	3,728	$443,036

NXP Semiconductors NV	3,490	444,137

Skyworks Solutions, Inc.	5,644	682,247

		$1,569,420

Software — 5.2%

ACI Worldwide, Inc. (1)	14,602	$553,197

ANSYS, Inc. (1)	1,761	453,299

Bill.com Holdings, Inc. (1)	2,409	91,663

CDK Global, Inc.	10,100	552,268

RealPage, Inc. (1)	4,051	217,741

		$1,868,168

Specialty Retail — 4.0%

Best Buy Co., Inc.	7,935	$696,693

National Vision Holdings, Inc. (1)	13,200	428,076

Tiffany & Co.	2,373	317,152

		$1,441,921

Textiles, Apparel & Luxury Goods — 2.6%

Columbia Sportswear Co. (2)	3,700	$370,703

Gildan Activewear, Inc.	19,292	569,693

		$940,396

Total Common Stocks (identified cost $29,074,123)		$35,968,550

Total Investments (identified cost $29,074,123) — 99.7%		$35,968,550

Other Assets, Less Liabilities — 0.3%		$97,451

Net Assets — 100.0%		$36,066,001

The percentage shown for each investment category in the Schedule of Investments is based on net assets.

8	See Notes to Financial Statements.

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Schedule of Investments — continued

Notes to Schedule of Investments

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at December 31, 2019. The aggregate market value of securities on loan at December 31, 2019 was $944,132.

9	See Notes to Financial Statements.

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Investments in securities of unaffiliated issuers, at value (identified cost $29,074,123) - including $944,132 of securities on loan	$35,968,550

Cash	84,761

Cash denominated in foreign currency, at value (cost $1,017)	1,015

Receivable for capital shares sold	32,574

Dividends receivable	40,796

Securities lending income receivable	71

Receivable from affiliate	298

Directors’ deferred compensation plan	7,397

Other assets	1,979

Total assets	$36,137,441

Liabilities

Payable for capital shares redeemed	$2,352

Payable to affiliates:

Investment advisory fee	19,682

Administrative fee	3,634

Sub-transfer agency fee	86

Directors’ deferred compensation plan	7,397

Accrued expenses	38,289

Total liabilities	$71,440

Net Assets	$36,066,001

Sources of Net Assets

Paid-in capital	$26,735,058

Distributable earnings	9,330,943

Total	$36,066,001

Net Assets	$36,066,001

Shares Outstanding	1,096,400

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$32.89

10	See Notes to Financial Statements.

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividend income (net of foreign taxes withheld of $3,453)	$504,002

Interest income	2,688

Securities lending income, net	1,498

Total investment income	$508,188

Expenses

Investment advisory fee	$230,545

Administrative fee	42,562

Directors’ fees and expenses	2,109

Custodian fees	8,399

Transfer agency fees and expenses	16,591

Accounting fees	8,817

Professional fees	31,353

Reports to shareholders	6,456

Miscellaneous	7,594

Total expenses	$354,426

Waiver and/or reimbursement of expenses by affiliate	$(1,770)

Reimbursement of expenses - other	(800)

Net expenses	$351,856

Net investment income	$156,332

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment securities	$2,302,188

Foreign currency transactions	(127)

Net realized gain	$2,302,061

Change in unrealized appreciation (depreciation):

Investment securities	$7,010,429

Foreign currency	(2)

Net change in unrealized appreciation (depreciation)	$7,010,427

Net realized and unrealized gain	$9,312,488

Net increase in net assets resulting from operations	$9,468,820

11	See Notes to Financial Statements.

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations:

Net investment income	$156,332	$179,501

Net realized gain	2,302,061	2,904,421

Net change in unrealized appreciation (depreciation)	7,010,427	(4,239,757)

Net increase (decrease) in net assets from operations	$9,468,820	$(1,155,835)

Distributions to shareholders	$(3,090,268)	$(4,008,187)

Net decrease in net assets from capital share transactions	$(2,241,471)	$(4,146,052)

Net increase (decrease) in net assets	$4,137,081	$(9,310,074)

Net Assets

At beginning of year	$31,928,920	$41,238,994

At end of year	$36,066,001	$31,928,920

12	See Notes to Financial Statements.

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Financial Highlights

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$27.48	$31.96	$28.82	$31.01	$33.17

Income (Loss) From Operations

Net investment income (loss) (1)	$0.14	$0.15	$0.15	$0.21	$(0.02)

Net realized and unrealized gain (loss)	8.21	(1.09)	3.20	2.05	(1.06)

Total income (loss) from operations	$8.35	$(0.94)	$3.35	$2.26	$(1.08)

Less Distributions

From net investment income	$(0.15)	$(0.18)	$(0.21)	$—	$—

From net realized gain	(2.79)	(3.36)	—	(4.45)	(1.08)

Total distributions	$(2.94)	$(3.54)	$(0.21)	$(4.45)	$(1.08)

Net asset value — End of year	$32.89	$27.48	$31.96	$28.82	$31.01

Total Return (2)	31.36%	(4.43)%	11.65%	7.27%	(3.31)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$36,066	$31,929	$41,239	$45,473	$49,584

Ratios (as a percentage of average daily net assets): (3)

Total expenses	1.00%	1.01%	1.04%	1.07%	1.10%

Net expenses	0.99%	0.99%	0.99%	0.99%	1.09%

Net investment income (loss)	0.44%	0.46%	0.49%	0.68%	(0.05)%

Portfolio Turnover	72%	62%	159%	170%	94%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(3)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

13	See Notes to Financial Statements.

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Calvert VP SRI Mid Cap Portfolio (the Fund) is a diversified series of Calvert Variable Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.

Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts.

The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A  Investment Valuation — Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade.

Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.

The following table summarizes the market value of the Fund’s holdings as of December 31, 2019, based on the inputs used to value them:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$35,968,550	(1)	$—	$—	$35,968,550

Total Investments	$35,968,550		$—	$—	$35,968,550

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.

14

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Notes to Financial Statements — continued

B  Investment Transactions and Income — Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

C  Foreign Currency Transactions — The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

D  Distributions to Shareholders — Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

E  Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Federal Income Taxes — No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

2  Related Party Transactions

The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.65% of the Fund’s average daily net assets. For the year ended December 31, 2019, the investment advisory fee amounted to $230,545.

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.99% of the Fund’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2020. For the year ended December 31, 2019, CRM waived or reimbursed expenses of $1,770.

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2019, CRM was paid administrative fees of $42,562.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $295 and are included in transfer agency fees and expenses on the Statement of Operations.

Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $142,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $20,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council

15

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Notes to Financial Statements — continued

was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended December 31, 2019, the Fund’s allocated portion of such expense and reimbursement was $800, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.

3  Shareholder Servicing Plan

The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2019, expenses incurred under the Servicing Plan amounted to $15,195, and are included in transfer agency fees and expenses on the Statement of Operations.

4  Investment Activity

During the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $25,475,749 and $30,771,142, respectively.

5  Distributions to Shareholders and Income Tax Information

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$1,712,623	$3,498,545

Long-term capital gains	$1,377,645	$509,642

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$228,995

Undistributed long-term capital gains	$2,255,057

Net unrealized appreciation (depreciation)	$6,846,891

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$29,121,657

Gross unrealized appreciation	$6,872,771

Gross unrealized depreciation	(25,878)

Net unrealized appreciation	$6,846,893

6  Securities Lending

To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the

16

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Notes to Financial Statements — continued

securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.

At December 31, 2019, the total value of securities on loan was $944,132 and the total value of collateral received was $963,248, comprised of U.S. government and/or agencies securities.

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Securities Lending Transactions

Common Stocks	$963,248	$—	$—	$—	$963,248

7  Line of Credit

Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.

The Fund had no borrowings outstanding pursuant to its lines of credit at December 31, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2019.

8  Capital Shares

The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 1,000,000,000 common shares, $0.01 par value. Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	58,178	$1,852,303	71,378	$2,355,273

Reinvestment of distributions	102,530	3,090,268	126,481	4,008,187

Shares redeemed	(226,020)	(7,184,042)	(326,637)	(10,509,512)

Net decrease	(65,312)	$(2,241,471)	(128,778)	$(4,146,052)

At December 31, 2019, separate accounts of three insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 72.6%.

17

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Calvert Variable Series Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Calvert VP SRI Mid Cap Portfolio (the Fund), a series of Calvert Variable Series Inc., including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Calvert Funds since 2002.

Philadelphia, Pennsylvania

February 19, 2020

18

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 22.09% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $2,255,110 or, if subsequently determined to be different, the net capital gain of such year.

19

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Management and Organization

Fund Management. The Directors of Calvert Variable Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director

John H. Streur(1) 1960	Director and President	2015

President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015-December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015-April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors

Richard L. Baird, Jr. 1948	Director	2016

Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.

Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 1999 (Director)

Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).

Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016

Former Chair of the U.S. Equal Employment Opportunity Commission.

Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016

President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).

Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2016

Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999-September 2014).

Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

20

Calvert

VP SRI Mid Cap Portfolio

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)

Anthony A. Williams 1951	Director	2016

CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for King and Spalding LLP (September 2015 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).

Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Principal Officers who are not Directors

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

21

Calvert Funds

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

22

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Investment Adviser and Administrator

Calvert Research and Management

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Offices

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.

24219    12.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2018 and December 31, 2019 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	12/31/18	%*	12/31/19	%*
Audit Fees	$44,394	0%	$47,431	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$7,100	0%	$7,700	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$51,494	0%	$55,131	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/18		Fiscal Year ended 12/31/19
$	%*	$	%*
$7,100	0%	$7,700	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:	/s/ John H. Streur
John H. Streur
President

Date:	February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 24, 2020

By:	/s/ John H. Streur
John H. Streur
President

Date:	February 24, 2020